UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23341

Name of Fund:	BlackRock Funds IV
BlackRock Sustainable Advantage CoreAlpha Bond Fund (Formerly BlackRock Systematic ESG Bond Fund)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds IV, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2022

Date of reporting period: 05/31/2022

Item 1 – Report to Stockholders

 (a) The Report to Shareholders is attached herewith.

MAY 31, 2022

2022 Annual Report

BlackRock Funds IV

•  BlackRock Sustainable Advantage CoreAlpha Bond Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of May 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices generally fell, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates twice while indicating that additional future increases were likely. Furthermore, the Fed wound down its bond-buying programs and set a timetable to begin reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have significant room to rise before peaking.

Furthermore, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe sharp increases in energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation. However, markets have been primed to expect sharp tightening, which could weigh on valuations until central banks begin to tap the brakes.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderates our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we take a neutral stance on equities in the near-term. We are underweight credit long-term, but inflation-protected U.S. Treasuries should offer a measure of portfolio diversification better suited for an inflationary environment. We believe emerging market bonds denominated in local currencies also offer an opportunity, with solid income at attractive valuations.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.85)%	(0.30)%

U.S. small cap equities (Russell 2000® Index)	(14.70)	(16.92)

International equities (MSCI Europe, Australasia, Far East Index)	(6.80)	(10.38)

Emerging market equities (MSCI Emerging Markets Index)	(10.11)	(19.83)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.13	0.15

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.94)	(8.83)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.15)	(8.22)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.32)	(6.79)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.26)	(5.28)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Investment Objective

BlackRock Sustainable Advantage CoreAlpha Bond Fund’s (the “Fund”) (formerly known as BlackRock Systematic ESG Bond Fund) investment objective is to seek to provide a combination of income and capital growth while seeking to maintain certain environmental, governance and social (“ESG”) characteristics, climate risk exposure and climate opportunities relative to the Fund’s benchmark.

On June 9, 2021, the Board approved a proposal to change the name of the Fund from BlackRock Systematic ESG Bond Fund to BlackRock Sustainable Advantage CoreAlpha Bond Fund and certain changes to the Fund’s investment objective, investment strategies and investment process. These changes were effective on October 1, 2021.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2022, the Fund underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index.

What factors influenced performance?

The Fund’s positions in non-U.S. markets detracted from performance. Selection in corporate bonds, particularly in the banking, information technology and consumer cyclical sectors, also detracted. Broader asset allocation was a further detractor, with the largest effects coming from overweights in high yield and investment-grade corporates.

Security selection in mortgage-backed securities (“MBS”) aided performance, as did selection in the communications, energy and real estate sectors within corporate bonds. An overweight in MBS and a slight underweight in government-related issues contributed as well.

The Fund held derivatives to manage its duration, yield curve, and non-U.S. positions. (Duration is a measure of interest-rate sensitivity.) The use of derivatives detracted from performance.

Describe recent portfolio activity.

The Fund was positioned with a neutral risk profile relative to the market through February 2022. At that point, the investment adviser added risk back to the portfolio since yield spreads had widened considerably and the market was pricing in numerous interest-rate hikes by the Fed. The portfolio had a neutral weighting in MBS, as the investment adviser awaited more clarity with respect to how the Fed’s plan to reduce its balance sheet would affect supply and demand in the market. The investment adviser also paused making additional investments in the securitized category on the view that rising inflation would ultimately have an adverse impact on consumers. In addition, the Fund maintained positions in derivatives designed to rise in price if inflation increases. The Fund held excess cash, as the investment adviser wanted to maintain the flexibility to add more risk if the outlook for inflation and global growth became more clear. The Fund’s cash position did not have a material impact on performance.

Describe portfolio positioning at period end.

The Fund was net short in both investment-grade and high yield corporate bonds, which it achieved through short positions in credit default swaps (a form of derivative). (A short position gains when the value of the underlying security declines.) When both categories were combined, the Fund’s largest sector overweights were in technology and insurance, and its largest underweights were in transportation and electric utilities. The Fund had neutral weightings in securitized assets, including agency MBS and asset-backed securities, as well as in U.S. Treasuries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022 (continued)	BlackRock Sustainable Advantage CoreAlpha Bond Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on August 23, 2016.

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
(b)

The Fund invests, under normal circumstances, at least 80% of its assets in bonds, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; MBS issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial MBS; mortgage to-be announced (“TBA”) securities; debt obligations of U.S. issuers, including corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits); municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. The Fund’s total returns for the period prior to October 1, 2021 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Systematic ESG Bond Fund.” Prior to May 1, 2020, BlackRock Systematic ESG Bond Fund was known as BlackRock Impact Bond Fund. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Impact Bond Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Performance

			Average Annual Total Returns(a)(b)

			1 Year		5 Years		Since Inception(c)

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	2.54%	1.51%	(9.62)%	N/A	1.02%	N/A	0.82%	N/A
Investor A	2.20	1.13	(9.85)	(13.46)%	0.76	(0.06)%	0.56	(0.15)%
Investor C	1.55	0.03	(10.53)	(11.41)	0.01	0.01	(0.19)	(0.19)
Class K	2.59	1.56	(9.58)	N/A	1.06	N/A	0.86	N/A

Bloomberg U.S. Aggregate Bond Index	—	—	(8.22)	N/A	1.18	N/A	0.88	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund invests, under normal circumstances, at least 80% of its assets in bonds, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; MBS issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial MBS; mortgage to-be announced (“TBA”) securities; debt obligations of U.S. issuers, including corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits); municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. The Fund’s total returns for the period prior to October 1, 2021 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Systematic ESG Bond Fund.” Prior to May 1, 2020, BlackRock Systematic ESG Bond Fund was known as BlackRock Impact Bond Fund. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund through the Reorganization.

(c)	The Fund commenced operations on August 23, 2016.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 899.60	$ 1.33		$ 1,000.00	$ 1,023.54	$ 1.41		0.28%

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2022 (continued)	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Expense Example (continued)

	Actual				Hypothetical 5% Return

	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Investor A	$ 1,000.00	$ 898.50	$ 2.51		$ 1,000.00	$ 1,022.29	$ 2.67		0.53%
Investor C	1,000.00	895.10	6.05		1,000.00	1,018.55	6.44		1.28
Class K	1,000.00	899.80	1.09		1,000.00	1,023.78	1.16		0.23

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO ALLOCATION

Asset Type	Percent of Total Investments

Corporate Bonds	35.7%
U.S. Government Sponsored Agency Securities	31.5
U.S. Treasury Obligations	23.2
Non-Agency Mortgage-Backed Securities	5.6
Money Market Funds	4.5
Asset-Backed Securities	2.8
Other*	(3.3)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percent of Total Investments

AAA/Aaa(c)	59.5%
AA/Aa	2.6
A	16.5
BBB/Baa	15.8
BB/Ba	3.2
B	0.5
CCC/Caa	0.2
N/R	1.7

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Schedule of Investments May 31, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
ACC Auto Trust, Series 2021-A, Class A, 1.08%, 04/15/27(a)	$94	$92,551
Avant Loans Funding Trust, Series 2021-REV1, Class A, 1.21%, 07/15/30(a)	130	125,022
Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.75%, 03/10/28	30	29,492
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02%, 06/15/27	220	215,857
Exeter Automobile Receivables Trust, Series 2021-1A, Class C, 0.74%, 01/15/26	240	235,292
Hyundai Auto Receivables Trust, Series 2019-B, Class A3, 1.94%, 02/15/24	40	39,694
JPMorgan Chase Bank NA - CACLN(a)
Series 2021-2, Class B, 0.89%, 12/26/28	196	191,536
Series 2021-3, Class B, 0.76%, 02/26/29	207	199,352
Santander Drive Auto Receivables Trust, Series 2021-1, Class C, 0.75%, 02/17/26	110	108,163
Toyota Auto Receivables Owner Trust, Series 2021-B, Class A4, 0.53%, 10/15/26	200	186,834
Upstart Securitization Trust(a)
Series 2021-1, Class A, 0.87%, 03/20/31	42	41,814
Series 2021-2, Class A, 0.91%, 06/20/31	134	131,653
Series 2021-3, Class A, 0.83%, 07/20/31	85	82,684
Series 2021-4, Class A, 0.84%, 09/20/31	222	215,253
Series 2021-5, Class A, 1.31%, 11/20/31	76	73,614

Total Asset-Backed Securities — 2.9% (Cost: $2,026,400)		1,968,811

Corporate Bonds

Aerospace & Defense — 0.9%
3M Co.
2.65%, 04/15/25	75	74,189
3.05%, 04/15/30	340	324,568
4.00%, 09/14/48	30	28,376
BWX Technologies, Inc., 4.13%, 04/15/29(a)	75	67,125
Carlisle Cos., Inc., 2.75%, 03/01/30	100	88,330

		582,588

Automobiles — 0.0%
Cummins, Inc., 2.60%, 09/01/50	30	21,444

Banks — 2.1%
Bank of Montreal
3.70%, 06/07/25(b)	35	34,975
2.65%, 03/08/27	20	18,887
(5 year USD Swap + 1.43%), 3.80%, 12/15/32(c)	25	23,851
Canadian Imperial Bank of Commerce, 1.00%, 10/18/24	30	28,335
Comerica, Inc., 4.00%, 02/01/29	50	49,470
HSBC Holdings PLC, (SOFR + 2.53%), 4.76%, 03/29/33(c)	200	190,864
HSBC USA, Inc., 3.50%, 06/23/24	100	100,354
ING Groep NV, 3.55%, 04/09/24	400	400,366
Royal Bank of Canada
0.75%, 10/07/24	90	84,913
2.25%, 11/01/24	25	24,432
SVB Financial Group
3.50%, 01/29/25	75	74,451
3.13%, 06/05/30	50	44,278

Security	Par (000)	Value

Banks (continued)
SVB Financial Group (continued)
1.80%, 02/02/31	$61	$48,102
Toronto-Dominion Bank, 0.30%, 06/02/23	100	97,806
Wells Fargo & Co., (SOFR + 1.32%), 3.91%, 04/25/26(c)	150	149,944

		1,371,028

Beverages — 1.5%
Coca-Cola Co.
3.00%, 03/05/51	5	4,151
2.50%, 03/15/51	20	14,991
Diageo Capital PLC
2.13%, 10/24/24	200	194,917
2.00%, 04/29/30	200	174,930
2.13%, 04/29/32	550	475,063
Keurig Dr Pepper, Inc., 4.50%, 04/15/52	10	9,270
PepsiCo, Inc.
2.63%, 03/19/27	80	78,048
3.00%, 10/15/27	50	49,755
2.88%, 10/15/49	25	20,517

		1,021,642

Biotechnology — 0.9%
AbbVie, Inc.
4.40%, 11/06/42	5	4,766
4.70%, 05/14/45	5	4,958
4.25%, 11/21/49	30	28,082
Gilead Sciences, Inc., 0.75%, 09/29/23	30	29,188
Regeneron Pharmaceuticals, Inc.
1.75%, 09/15/30	550	454,838
2.80%, 09/15/50	150	106,414

		628,246

Building Materials(a) — 0.3%
Boise Cascade Co., 4.88%, 07/01/30	150	139,122
Louisiana-Pacific Corp., 3.63%, 03/15/29	100	86,477

		225,599

Building Products — 0.3%
Allegion PLC, 3.50%, 10/01/29	25	22,597
Home Depot, Inc.
3.30%, 04/15/40	50	44,157
3.35%, 04/15/50	50	42,345
2.38%, 03/15/51	50	35,759
Lowe’s Cos., Inc., 3.50%, 04/01/51	95	76,169

		221,027

Capital Markets — 1.8%
Ares Capital Corp.
2.15%, 07/15/26	280	246,405
2.88%, 06/15/27	80	70,321
Barings BDC, Inc., 3.30%, 11/23/26(a)	20	17,959
Blackstone Private Credit Fund, 4.70%, 03/24/25(a)	20	19,496
CME Group, Inc., 2.65%, 03/15/32	25	22,807
FactSet Research Systems, Inc., 3.45%, 03/01/32	40	36,091
FS KKR Capital Corp.
3.40%, 01/15/26	100	93,325
2.63%, 01/15/27	125	110,429
3.13%, 10/12/28	100	85,550
Golub Capital BDC, Inc., 2.50%, 08/24/26	40	35,410
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.38%, 02/01/29	75	68,007

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Markets (continued)
Invesco Finance PLC, 3.75%, 01/15/26	$25	$24,964
LPL Holdings, Inc., 4.00%, 03/15/29(a)	185	171,357
Northern Trust Corp., 3.15%, 05/03/29	50	47,664
S&P Global, Inc.(a)
2.45%, 03/01/27	45	42,701
2.90%, 03/01/32	135	123,193

		1,215,679

Chemicals — 0.3%
Albemarle Corp., 4.15%, 12/01/24	50	51,357
International Flavors & Fragrances, Inc., 3.20%, 05/01/23	150	150,309
Methanex Corp., 5.25%, 12/15/29	25	23,950

		225,616

Commercial Services & Supplies — 0.6%
AMN Healthcare, Inc., 4.00%, 04/15/29(a)	185	168,445
ASGN, Inc., 4.63%, 05/15/28(a)	215	201,294
Massachusetts Institute of Technology, 3.07%, 04/01/52	12	10,208
Waste Connections, Inc., 3.20%, 06/01/32	40	36,978

		416,925

Communications Equipment — 0.2%
Motorola Solutions, Inc.
5.60%, 06/01/32	120	123,988
5.50%, 09/01/44	10	9,741

		133,729

Consumer Discretionary — 1.1%
Quanta Services, Inc.
0.95%, 10/01/24	95	89,471
2.35%, 01/15/32	85	68,806
3.05%, 10/01/41	45	33,159
RELX Capital, Inc., 3.00%, 05/22/30	600	543,960

		735,396

Consumer Finance — 1.3%
American Express Co., 3.63%, 12/05/24	25	25,114
Automatic Data Processing, Inc.
1.70%, 05/15/28	450	408,811
1.25%, 09/01/30	200	166,815
Mastercard, Inc.
3.95%, 02/26/48	25	23,768
3.65%, 06/01/49	10	9,127
3.85%, 03/26/50	20	18,733
2.95%, 03/15/51	85	68,640
Moody’s Corp., 2.55%, 08/18/60	10	6,457
S&P Global, Inc., 2.30%, 08/15/60	125	79,840
Visa, Inc., 3.65%, 09/15/47	48	44,007

		851,312

Diversified Financial Services — 5.3%
Ally Financial, Inc., 8.00%, 11/01/31	15	17,617
Bank of America Corp.
4.45%, 03/03/26	50	50,604
(3 mo. LIBOR US + 1.52%), 4.33%, 03/15/50(c)	25	23,869
(3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51(c)	30	27,560
(SOFR + 0.96%), 1.73%, 07/22/27(c)	255	232,177
(SOFR + 1.15%), 1.32%, 06/19/26(c)	250	230,675
Series N, (SOFR + 1.65%), 3.48%, 03/13/52(c)	25	21,074
Bank of Nova Scotia
0.65%, 07/31/24	180	170,067
1.05%, 03/02/26	400	360,741
2.70%, 08/03/26	75	71,705
Berkshire Hathaway Finance Corp.
4.20%, 08/15/48	5	4,855

Security	Par (000)	Value

Diversified Financial Services (continued)
Berkshire Hathaway Finance Corp. (continued)
2.85%, 10/15/50	$5	$3,815
3.85%, 03/15/52	5	4,559
Citigroup, Inc.
3.70%, 01/12/26	50	49,623
8.13%, 07/15/39	15	20,596
(SOFR + 0.69%), 0.78%, 10/30/24(c)	100	96,143
(SOFR + 2.84%), 3.11%, 04/08/26(c)	115	112,255
Goldman Sachs Group, Inc.
4.25%, 10/21/25	25	25,325
3.75%, 02/25/26	25	25,021
6.25%, 02/01/41	25	29,491
4.80%, 07/08/44	10	9,991
(3 mo. LIBOR US + 1.16%), 3.81%, 04/23/29(c)	50	48,631
(3 mo. LIBOR US + 1.30%), 4.22%, 05/01/29(c)	50	49,658
(SOFR + 0.61%), 0.86%, 02/12/26(c)	62	57,232
(SOFR + 0.80%), 1.43%, 03/09/27(c)	100	90,350
Intercontinental Exchange, Inc., 2.65%, 09/15/40	45	34,620
John Deere Capital Corp., 2.60%, 03/07/24	25	24,922
JPMorgan Chase & Co.
3.88%, 09/10/24	70	70,894
(3 mo. LIBOR US + 1.25%), 3.96%, 01/29/27(c)	200	199,868
(3 mo. LIBOR US + 1.38%), 3.54%, 05/01/28(c)	100	97,167
(SOFR + 0.61%), 1.56%, 12/10/25(c)	60	56,926
(SOFR + 0.70%), 1.04%, 02/04/27(c)	115	103,458
(SOFR + 1.51%), 2.53%, 11/19/41(c)	50	37,365
Lloyds Banking Group PLC, 3.75%, 01/11/27	200	196,617
Mitsubishi UFJ Financial Group, Inc.
2.53%, 09/13/23	200	199,024
3.78%, 03/02/25	100	100,153
Mizuho Financial Group, Inc., (1 year CMT + 0.75%), 1.55%, 07/09/27(c)	200	178,729
Morgan Stanley
5.00%, 11/24/25	50	51,737
3.88%, 01/27/26	75	75,156
6.38%, 07/24/42	25	30,313
4.38%, 01/22/47	15	14,429
(3 mo. LIBOR US + 1.46%), 3.97%, 07/22/38(c)	10	9,523
(3 mo. LIBOR US + 1.63%), 4.43%, 01/23/30(c)	45	45,254
(SOFR + 0.53%), 0.79%, 05/30/25(c)	50	47,189
(SOFR + 0.86%), 1.51%, 07/20/27(c)	65	58,766
(SOFR + 1.18%), 2.24%, 07/21/32(c)	35	29,547
(SOFR + 1.43%), 2.80%, 01/25/52(c)	25	18,505
(SOFR + 4.84%), 5.60%, 03/24/51(c)	14	16,136

		3,529,932

Diversified Telecommunication Services — 1.3%
AT&T, Inc.
1.65%, 02/01/28	155	137,225
3.55%, 09/15/55	41	32,828
3.80%, 12/01/57	45	37,111
3.65%, 09/15/59	3	2,402
British Telecommunications PLC, 5.13%, 12/04/28	200	204,941
Koninklijke KPN NV
8.38%, 10/01/30	50	61,956
(10 year USD Swap + 5.21%), 7.00%, 03/28/73(a)(c)	200	200,841
Verizon Communications, Inc.
4.33%, 09/21/28	51	51,893
2.65%, 11/20/40	25	19,289
4.75%, 11/01/41	40	40,051
2.88%, 11/20/50	100	74,881

		863,418

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities — 0.7%
Avangrid, Inc.
3.15%, 12/01/24	$50	$49,511
3.80%, 06/01/29	100	96,960
Consolidated Edison Co. of New York, Inc.
Series 20A, 3.35%, 04/01/30	50	47,774
Series A, 4.13%, 05/15/49	30	27,393
Series C, 3.00%, 12/01/60	25	17,824
Eversource Energy
3.45%, 01/15/50	50	39,630
Series R, 1.65%, 08/15/30	30	24,440
Exelon Corp.
4.05%, 04/15/30	75	73,480
5.10%, 06/15/45	25	25,532
PECO Energy Co., 3.00%, 09/15/49	25	19,682
San Diego Gas & Electric Co.
6.00%, 06/01/39	25	28,499
4.15%, 05/15/48	15	14,152
Series UUU, 3.32%, 04/15/50	10	8,225

		473,102

Electrical Equipment — 0.5%
Trane Technologies Global Holding Co. Ltd., 4.25%, 06/15/23	340	344,092

Electronic Equipment, Instruments & Components — 0.3%
Avnet, Inc., 4.88%, 12/01/22	40	40,540
Keysight Technologies, Inc., 3.00%, 10/30/29	200	182,069

		222,609

Equity Real Estate Investment Trusts (REITs) — 2.3%
American Tower Corp.
4.00%, 06/01/25	100	100,467
3.65%, 03/15/27	50	48,625
AvalonBay Communities, Inc., 4.35%, 04/15/48	15	14,601
Crown Castle International Corp.
3.70%, 06/15/26	50	49,392
2.25%, 01/15/31	125	104,570
2.90%, 04/01/41	50	37,695
5.20%, 02/15/49	30	30,174
Equinix, Inc., 2.90%, 11/18/26	10	9,465
Essex Portfolio LP, 1.70%, 03/01/28	40	35,073
Iron Mountain, Inc., 4.50%, 02/15/31(a)	150	134,565
Life Storage LP, 2.40%, 10/15/31	310	254,884
Simon Property Group LP
3.25%, 11/30/26	50	48,725
3.80%, 07/15/50	30	25,590
VICI Properties LP/VICI Note Co., Inc., 3.88%, 02/15/29(a)	50	44,884
Welltower, Inc., 3.85%, 06/15/32	290	275,205
Weyerhaeuser Co.
4.00%, 04/15/30	110	106,293
3.38%, 03/09/33	220	200,621

		1,520,829

Food & Staples Retailing — 0.1%
Campbell Soup Co., 4.80%, 03/15/48	20	19,500
Kellogg Co., 3.25%, 04/01/26	50	49,354

		68,854

Food Products — 0.3%
Bunge Ltd. Finance Corp., 3.75%, 09/25/27	100	98,221

Security	Par (000)	Value

Food Products (continued)
Kraft Heinz Foods Co.
3.88%, 05/15/27	$45	$44,479
4.38%, 06/01/46	25	21,952
Tyson Foods, Inc., 5.10%, 09/28/48	5	5,204

		169,856

Health Care Equipment & Supplies — 0.4%
DH Europe Finance II Sarl, 3.40%, 11/15/49	15	12,560
PerkinElmer, Inc.
0.55%, 09/15/23	140	135,608
0.85%, 09/15/24	140	131,552

		279,720

Health Care Providers & Services — 1.0%
Allina Health System, Series 2021, 2.90%, 11/15/51	10	7,420
AmerisourceBergen Corp.
2.70%, 03/15/31	13	11,483
4.30%, 12/15/47	8	7,454
Anthem, Inc., 2.38%, 01/15/25	25	24,503
Baylor Scott & White Holdings, Series 2021, 2.84%, 11/15/50	4	2,980
Beth Israel Lahey Health, Inc., Series L, 3.08%, 07/01/51	7	5,173
Cardinal Health, Inc., 3.50%, 11/15/24	100	100,382
CVS Health Corp., 5.13%, 07/20/45	10	10,175
DaVita, Inc.(a)
4.63%, 06/01/30	190	165,063
3.75%, 02/15/31	40	32,783
HCA, Inc.
5.25%, 06/15/26	5	5,181
5.50%, 06/15/47	78	76,929
3.50%, 07/15/51	90	67,238
Humana, Inc., 3.70%, 03/23/29	20	19,541
Kaiser Foundation Hospitals, Series 2021, 3.00%, 06/01/51	7	5,425
Molina Healthcare, Inc., 3.88%, 11/15/30(a)	50	46,085
UnitedHealth Group, Inc.
4.45%, 12/15/48	45	45,178
3.13%, 05/15/60	50	38,097
WakeMed, Series A, 3.29%, 10/01/52	6	4,703

		675,793

Health Care Technology — 0.2%
Catalent Pharma Solutions, Inc., 3.13%, 02/15/29(a)	25	22,430
Laboratory Corp. of America Holdings
2.95%, 12/01/29	75	68,326
4.70%, 02/01/45	10	9,423

		100,179

Hotels, Restaurants & Leisure — 0.0%
Yum! Brands, Inc., 4.63%, 01/31/32	25	23,328

Household Durables — 0.4%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 5.00%, 06/15/29(a)	75	63,401
NVR, Inc., 3.00%, 05/15/30	190	170,323

		233,724

Insurance — 1.9%
Aflac, Inc., 4.75%, 01/15/49	100	99,710
Athene Holding Ltd., 4.13%, 01/12/28	50	48,350
AXA SA, 8.60%, 12/15/30	205	252,644

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Marsh & McLennan Cos., Inc.
3.30%, 03/14/23	$50	$50,248
3.50%, 03/10/25	50	50,157
4.38%, 03/15/29	150	152,246
4.75%, 03/15/39	30	30,326
4.20%, 03/01/48	220	204,589
4.90%, 03/15/49	50	51,924
2.90%, 12/15/51	100	74,048
MetLife, Inc., Series D, 4.37%, 09/15/23	70	71,384
Principal Financial Group, Inc., 3.70%, 05/15/29	50	48,363
Progressive Corp., 3.95%, 03/26/50	70	63,904
Prudential PLC, 3.13%, 04/14/30	10	9,323
Travelers Cos., Inc., 3.75%, 05/15/46	25	22,228
Willis North America, Inc., 3.88%, 09/15/49	25	20,366

		1,249,810

Interactive Media & Services — 0.3%
Alphabet, Inc.
2.00%, 08/15/26	75	71,991
1.90%, 08/15/40	100	74,401
2.05%, 08/15/50	30	21,035

		167,427

Internet & Direct Marketing Retail — 0.2%
Amazon.com, Inc.
2.88%, 05/12/41	20	16,663
3.10%, 05/12/51	20	16,684
3.25%, 05/12/61	20	16,213
Genuine Parts Co., 1.75%, 02/01/25	55	52,223

		101,783

Internet Software & Services — 0.1%
VeriSign, Inc., 2.70%, 06/15/31	55	45,923

IT Services — 0.6%
Fiserv, Inc., 3.50%, 07/01/29	25	23,380
Gartner, Inc., 4.50%, 07/01/28(a)	150	145,867
International Business Machines Corp., 5.60%, 11/30/39	50	55,022
Verisk Analytics, Inc.
4.13%, 09/12/22	25	25,083
4.13%, 03/15/29	100	98,318
3.63%, 05/15/50	30	24,126

		371,796

Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.
2.75%, 09/15/29	100	89,752
2.30%, 03/12/31	360	303,269

		393,021

Machinery — 0.3%
IDEX Corp.
3.00%, 05/01/30	50	45,008
2.63%, 06/15/31	152	132,270
Snap-on, Inc., 4.10%, 03/01/48	15	14,089

		191,367

Media — 0.6%
Comcast Corp., 2.99%, 11/01/63(a)	53	38,303
FactSet Research Systems, Inc., 2.90%, 03/01/27	80	76,015
TEGNA, Inc.
4.75%, 03/15/26(a)	15	14,932

Security	Par (000)	Value

Media (continued)
TEGNA, Inc. (continued)
5.00%, 09/15/29	$100	$98,750
Walt Disney Co., 2.20%, 01/13/28	200	186,688

		414,688

Metals & Mining — 0.4%
Nucor Corp., 3.13%, 04/01/32	10	9,039
Reliance Steel & Aluminum Co., 2.15%, 08/15/30	200	169,310
Steel Dynamics, Inc., 3.45%, 04/15/30	100	92,737

		271,086

Multi-Utilities — 0.0%
Southern California Gas Co., Series UU, 4.13%, 06/01/48	30	27,383

Offshore Drilling & Other Services — 0.2%
Applied Materials, Inc., 2.75%, 06/01/50	50	39,104
Lam Research Corp., 3.75%, 03/15/26	100	100,957

		140,061

Oil, Gas & Consumable Fuels — 1.4%
Apache Corp., 5.10%, 09/01/40	25	23,324
CGG SA, 8.75%, 04/01/27(a)	100	95,500
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27	90	92,728
3.70%, 11/15/29	135	127,573
Cheniere Energy, Inc., 4.63%, 10/15/28	75	72,865
Chevron Corp., 3.08%, 05/11/50	20	16,722
CNX Resources Corp., 7.25%, 03/14/27(a)	25	26,134
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.00%, 02/01/29(a)	75	70,759
EQT Corp., 7.50%, 02/01/30	20	22,204
MPLX LP
4.70%, 04/15/48	20	17,842
5.50%, 02/15/49	40	39,881
4.95%, 03/14/52	180	165,790
4.90%, 04/15/58	15	13,050
ONEOK, Inc.
4.45%, 09/01/49	40	33,815
7.15%, 01/15/51	30	33,669
TotalEnergies Capital International SA, 3.39%, 06/29/60	10	8,055
Western Midstream Operating LP, 4.55%, 02/01/30	70	66,911

		926,822

Personal Products — 0.0%
Procter & Gamble Co., 3.60%, 03/25/50	30	28,240

Pharmaceuticals — 0.6%
AstraZeneca PLC, 3.38%, 11/16/25	50	50,268
Bristol-Myers Squibb Co., 3.90%, 03/15/62	5	4,518
CVS Health Corp., 4.78%, 03/25/38	50	49,750
Merck & Co., Inc., 3.60%, 09/15/42	50	45,601
Novartis Capital Corp., 2.75%, 08/14/50	150	119,900
Zoetis, Inc.
3.25%, 02/01/23	70	70,214
3.00%, 05/15/50	100	78,270

		418,521

Real Estate Management & Development — 0.8%
CBRE Services, Inc.
4.88%, 03/01/26	30	30,650
2.50%, 04/01/31	620	521,696

		552,346

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Road & Rail — 0.0%
Union Pacific Corp.
3.25%, 02/05/50	$5	$4,131
2.97%, 09/16/62	20	14,416

		18,547

Semiconductors & Semiconductor Equipment — 0.8%
Hubbell, Inc., 3.50%, 02/15/28	35	34,257
Maxim Integrated Products, Inc., 3.45%, 06/15/27	50	48,736
NVIDIA Corp.
3.20%, 09/16/26	100	100,349
2.85%, 04/01/30	25	23,393
3.50%, 04/01/50	160	142,529
ON Semiconductor Corp., 3.88%, 09/01/28(a)	100	94,861
Qorvo, Inc., 1.75%, 12/15/24(a)	7	6,655
Texas Instruments, Inc.
1.75%, 05/04/30	35	30,541
2.70%, 09/15/51	40	31,413

		512,734

Software — 1.4%
Electronic Arts, Inc., 2.95%, 02/15/51	20	15,331
Intuit, Inc., 1.65%, 07/15/30	552	464,310
Microsoft Corp.
2.53%, 06/01/50	25	19,327
2.92%, 03/17/52	50	41,709
2.68%, 06/01/60	50	38,248
Oracle Corp., 3.95%, 03/25/51	100	76,248
Roper Technologies, Inc., 2.95%, 09/15/29	25	22,758
ServiceNow, Inc., 1.40%, 09/01/30	308	249,260

		927,191

Technology Hardware, Storage & Peripherals — 2.3%
Adobe, Inc.
2.15%, 02/01/27	870	827,462
2.30%, 02/01/30	75	67,378
Apple, Inc.
2.70%, 08/05/51	40	31,296
2.55%, 08/20/60	5	3,609
2.85%, 08/05/61	20	15,206
Dell International LLC/EMC Corp.
5.45%, 06/15/23	7	7,138
8.10%, 07/15/36	11	13,305
3.38%, 12/15/41(a)	5	3,747
8.35%, 07/15/46	10	13,178
3.45%, 12/15/51(a)	5	3,624
HP, Inc.
1.45%, 06/17/26	95	85,475
4.00%, 04/15/29	140	133,916
3.40%, 06/17/30	100	89,957
2.65%, 06/17/31	222	185,300
6.00%, 09/15/41	16	16,900

		1,497,491

Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc.
2.75%, 03/27/27	100	97,793
3.25%, 03/27/40	100	88,586
3.38%, 11/01/46	50	44,245

		230,624

Transportation Infrastructure — 0.1%
United Parcel Service, Inc., 5.30%, 04/01/50	70	79,378

Security	Par (000)	Value

Utilities — 0.1%
Veolia Environnement SA, 6.75%, 06/01/38	$25	$30,568

Wireless Telecommunication Services — 0.5%
Crown Castle International Corp.
1.35%, 07/15/25	55	50,885
4.15%, 07/01/50	20	17,386
Rogers Communications, Inc.(a)
3.20%, 03/15/27	30	29,170
3.80%, 03/15/32	35	33,197
4.50%, 03/15/42	40	37,120
4.55%, 03/15/52	20	18,578
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29(a)	150	125,250

		311,586

Total Corporate Bonds — 37.7% (Cost: $27,976,036)		25,064,060

Foreign Agency Obligations

Hungary — 0.1%
Hungary Government International Bond, 5.75%, 11/22/23	50	51,416

Mexico — 0.1%
Mexico Government International Bond, 5.55%, 01/21/45	80	79,080

Panama — 0.0%
Panama Government International Bond, 9.38%, 04/01/29	25	31,612

Uruguay — 0.2%
Uruguay Government International Bond
4.38%, 10/27/27	25	25,911
4.38%, 01/23/31	50	52,181
4.98%, 04/20/55	30	31,440

		109,532

Total Foreign Agency Obligations — 0.4% (Cost: $300,104)		271,640

Municipal Bonds

California — 0.3%
Bay Area Toll Authority, Refunding RB, Series F-3, 3.13%, 04/01/55	35	26,640
California State University, Refunding RB, Series B, 2.72%, 11/01/52	20	15,021
Regents of the University of California Medical Center Pooled Revenue, RB, BAB, Series H, 6.55%, 05/15/48	25	31,732
Santa Clara Valley Transportation Authority, RB, BAB, 5.88%, 04/01/32	15	16,317
State of California, GO, BAB, 7.30%, 10/01/39	50	65,914

		155,624

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority, RB, Series A, Senior Lien, 4.81%, 10/01/2114	15	14,757

Illinois — 0.0%
Sales Tax Securitization Corp., Refunding RB, Series B, 2nd Lien, 3.24%, 01/01/42	10	8,355

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan — 0.0%
University of Michigan, RB, Series B, 3.50%, 04/01/52	$9	$8,047
University of Michigan, Refunding RB, Series C, 3.60%, 04/01/47	14	13,243

		21,290

New Jersey — 0.1%
New Jersey Transportation Trust Fund Authority, Refunding RB, 4.13%, 06/15/42	25	22,422
New Jersey Turnpike Authority, RB, BAB, Series A, 7.10%, 01/01/41	10	13,139

		35,561

North Carolina — 0.0%
Charlotte-Mecklenburg Hospital Authority, RB, Series S, 3.20%, 01/15/51	20	15,345

Tennessee — 0.1%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series B, 4.05%, 07/01/26	50	50,811

Texas — 0.0%
Dallas Fort Worth International Airport, Refunding RB, 2.84%, 11/01/46	10	7,705

Virginia — 0.0%
University of Virginia, Refunding RB, Series U, 2.58%, 11/01/51	20	15,098

Total Municipal Bonds — 0.5% (Cost: $386,251)		324,546

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations(c) — 5.4%
Connecticut Avenue Securities Trust(a)
Series 2018-R07, Class 1M2, (1 mo. LIBOR US + 2.40%), 3.41%, 04/25/31	54	54,068
Series 2019-R02, Class 1M2, (1 mo. LIBOR US + 2.30%), 3.31%, 08/25/31	50	50,078
Series 2019-R06, Class 2M2, (1 mo. LIBOR US + 2.10%), 3.11%, 09/25/39	24	23,327
Series 2020-R01, Class 1M2, (1 mo. LIBOR US + 2.05%), 3.06%, 01/25/40	255	252,726
Series 2020-R02, Class 2M2, (1 mo. LIBOR US + 2.00%), 3.01%, 01/25/40	186	182,474
Fannie Mae Connecticut Avenue Securities
Series 2017-C06, Class 2M2, (1 mo. LIBOR US + 2.80%), 3.81%, 02/25/30	283	285,579
Series 2017-C07, Class 2M2, (1 mo. LIBOR US + 2.50%), 3.51%, 05/25/30	351	349,391
Series 2018-C01, Class 1M2, (1 mo. LIBOR US + 2.25%), 3.26%, 07/25/30	286	287,340
Series 2018-C02, Class 2M2, (1 mo. LIBOR US + 2.20%), 3.21%, 08/25/30	173	170,302
Series 2018-C03, Class 1M2, (1 mo. LIBOR US + 2.15%), 3.16%, 10/25/30	310	310,781
Series 2021-R02, Class 2M1, (30 day SOFR + 0.90%), 1.48%, 11/25/41(a)	115	113,141
Freddie Mac STACR REMIC Trust(a)
Series 2020-DNA1, Class M2, (1 mo. LIBOR US + 1.70%), 2.71%, 01/25/50	79	78,166

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac STACR REMIC Trust(a) (continued)
Series 2020-HQA2, Class M2, (1 mo. LIBOR US + 3.10%), 4.11%, 03/25/50	$148	$147,554
Series 2020-HQA4, Class M2, (1 mo. LIBOR US + 3.15%), 4.16%, 09/25/50	93	93,330
Series 2021-DNA3, Class M1, (30 day SOFR + 0.75%), 1.33%, 10/25/33	138	135,512
Series 2021-DNA3, Class M2, (30 day SOFR + 2.10%), 2.68%, 10/25/33	170	163,574
Series 2021-DNA5, Class M2, (30 day SOFR + 1.65%), 2.23%, 01/25/34	176	171,726
Series 2021-HQA2, Class M1, (30 day SOFR + 0.70%), 1.28%, 12/25/33	70	69,325
Series 2022-HQA1, Class M1A, (30 day SOFR + 2.10%), 2.68%, 03/25/42	47	47,129
Freddie Mac STACR Trust(a)
Series 2018-HQA2, Class M2, (1 mo. LIBOR US + 2.30%), 3.31%, 10/25/48	350	346,988
Series 2019-DNA1, Class M2, (1 mo. LIBOR US + 2.65%), 3.66%, 01/25/49	219	220,222
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class M1, (30 day SOFR + 0.80%), 1.38%, 08/25/33(a)	60	59,749

		3,612,482

Commercial Mortgage-Backed Securities — 0.5%
JPMDB Commercial Mortgage Securities Trust 2020- COR7, Series 2020-COR7, Class A5, 2.18%, 05/13/53	200	173,976
Wells Fargo Commercial Mortgage Trust, Series 2015- C31, Class A5, 3.70%, 11/15/48	45	44,599
WFRBS Commercial Mortgage Trust
Series 2013-C14, Class A5, 3.34%, 06/15/46	62	62,083
Series 2013-C15, Class A4, 4.15%, 08/15/46(c)	20	20,066

		300,724

Mortgage-Backed Securities — 0.1%
Freddie Mac STACR REMIC Trust, Series 2021-HQA1, Class M1, (30 day SOFR + 0.70%), 1.28%, 08/25/33(a)(c)	57	55,914

Total Non-Agency Mortgage-Backed Securities — 6.0% (Cost: $4,055,479)		3,969,120

U.S. Government Sponsored Agency Securities

Mortgage-Backed Securities — 33.3%
Fannie Mae, Series 2018-M4, Class A2, 3.06%, 03/25/28(c)	227	225,652
Freddie Mac Mortgage-Backed Securities
3.00%, 05/01/29 - 06/01/47	296	290,955
3.50%, 03/01/46 - 06/01/49	287	285,426
4.00%, 02/01/47 - 01/01/48	68	68,308
Freddie Mac Multifamily Structured Pass Through Certificates, Series KSG1, Class A2, 1.50%, 09/25/30	120	103,820
Ginnie Mae Mortgage-Backed Securities(d)
3.00%, 05/20/45 - 06/21/52	2,390	2,311,424
3.50%, 09/20/45 - 06/21/52	1,594	1,592,839
4.00%, 03/20/46 - 06/21/52	268	272,517
2.50%, 12/20/46 - 06/21/52	1,887	1,775,864
4.50%, 07/20/47 - 06/21/52	826	844,681
2.00%, 10/20/51 - 06/21/52	1,084	986,652

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Ginnie Mae Mortgage-Backed Securities(d)(continued)
1.50%, 06/21/52	$75	$65,268
5.00%, 06/21/52	150	154,828
Uniform Mortgage-Backed Securities
3.00%, 03/01/30 - 06/13/52(d)	1,065	1,030,652
2.50%, 04/01/32 - 06/13/52(d)	3,007	2,796,648
4.00%, 05/01/33 - 06/13/52(d)	2,142	2,150,050
3.50%, 02/01/34 - 06/01/49(d)	504	506,702
2.00%, 12/01/35 - 06/13/52(d)	5,766	5,210,094
1.50%, 03/01/36 - 06/13/52	1,195	1,064,829
5.00%, 03/01/41	211	223,868
4.50%, 02/01/48 - 04/01/49	178	182,764

		22,143,841

Total U.S. Government Sponsored Agency Securities — 33.3% (Cost: $23,242,639)		22,143,841

U.S. Treasury Obligations
U.S. Treasury Bonds
3.63%, 02/15/44	600	627,117
3.38%, 11/15/48	625	645,923
2.88%, 05/15/49	275	260,573
1.25%, 05/15/50	150	96,803
U.S. Treasury Notes
7.25%, 08/15/22	2,600	2,632,839
6.25%, 08/15/23	500	523,906
2.25%, 03/31/24	3,700	3,684,246
2.00%, 06/30/24	1,200	1,186,594
2.38%, 08/15/24	200	198,992
7.50%, 11/15/24	200	223,109
6.00%, 02/15/26	100	111,211
0.75%, 08/31/26	6,200	5,686,563
0.63%, 05/15/30	500	421,465

Total U.S. Treasury Obligations — 24.5% (Cost: $16,529,594)		16,299,341

Total Long-Term Investments — 105.3% (Cost: $74,516,503)		70,041,359

	Shares

Short-Term Securities

Money Market Funds — 4.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.71%(e)(f)	3,186,359	3,186,359

Total Short-Term Securities — 4.8% (Cost: $3,186,359)		3,186,359

Total Investments Before TBA Sale Commitments — 110.1% (Cost: $77,702,862)		73,227,718

Security	Par (000)	Value

TBA Sale Commitments(d)

Mortgage-Backed Securities — (4.4)%
Ginnie Mae Mortgage-Backed Securities, 2.00%, 06/21/52	$(50)	$(45,457)
Uniform Mortgage-Backed Securities
1.50%, 06/16/37 - 06/13/52	(232)	(208,675)
2.00%, 06/16/37	(76)	(71,808)
2.50%, 06/13/52	(1,025)	(943,240)
3.00%, 06/13/52	(627)	(597,046)
3.50%, 06/13/52	(494)	(483,966)
4.50%, 06/13/52	(460)	(467,978)
5.00%, 06/13/52	(119)	(122,924)

Total TBA Sale Commitments — (4.4)% (Proceeds: $(2,899,674))		(2,941,094)

Total Investments, Net of TBA Sale Commitments — 105.7% (Cost: $74,803,188)		70,286,624
Liabilities in Excess of Other Assets — (5.7)%		(3,765,578)

Net Assets — 100.0%		$66,521,046

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Represents or includes a TBA transaction.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/22	Shares Held at 05/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,227,532	$—	$(2,041,173	)(a)	$—	$—	$3,186,359	3,186,359	$9,107	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
10-Year Australian Treasury Bonds	20	06/15/22	$1,754	$(11,523)
10-Year U.S. Treasury Note	30	09/21/22	3,582	(23,200)
U.S. Long Bond	26	09/21/22	3,623	(44,593)
Ultra U.S. Treasury Bond	7	09/21/22	1,087	(11,065)
Long Gilt	9	09/28/22	1,315	(26,978)
5-Year U.S. Treasury Note	39	09/30/22	4,405	(10,326)

				(127,685)

Short Contracts
Euro BTP	1	06/08/22	136	19,140
Euro Bund	15	06/08/22	2,441	29,186
Euro OAT	5	06/08/22	773	42,734
10-Year Canadian Bond	12	09/20/22	1,205	11,838
10-Year U.S. Ultra Long Treasury Note	6	09/21/22	770	8,240
2-Year U.S. Treasury Note	11	09/30/22	2,322	(4,807)

				106,331

				$(21,354)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	152,921	USD	164,072	Citibank N.A.	06/15/22	$195
USD	14,999	AUD	20,000	Bank of America N.A.	06/15/22	643
USD	14,778	AUD	20,000	Deutsche Bank AG	06/15/22	422
USD	22,286	AUD	30,000	Deutsche Bank AG	06/15/22	752
USD	44,820	AUD	60,000	Deutsche Bank AG	06/15/22	1,752
USD	45,045	AUD	60,000	JPMorgan Chase Bank N.A.	06/15/22	1,978
USD	7,441	AUD	10,000	Morgan Stanley & Co. International PLC	06/15/22	263
USD	7,455	AUD	10,000	Morgan Stanley & Co. International PLC	06/15/22	278
USD	7,489	AUD	10,000	Morgan Stanley & Co. International PLC	06/15/22	311
USD	14,416	AUD	20,000	Morgan Stanley & Co. International PLC	06/15/22	60
USD	14,673	AUD	20,000	Morgan Stanley & Co. International PLC	06/15/22	317
USD	21,757	AUD	30,000	Morgan Stanley & Co. International PLC	06/15/22	224
USD	65,284	AUD	90,000	Morgan Stanley & Co. International PLC	06/15/22	684
USD	11,009	EUR	10,000	Deutsche Bank AG	06/15/22	267
USD	11,049	EUR	10,000	Deutsche Bank AG	06/15/22	307
USD	22,069	EUR	20,000	Deutsche Bank AG	06/15/22	585
USD	22,149	EUR	20,000	Deutsche Bank AG	06/15/22	666
USD	33,066	EUR	30,000	Deutsche Bank AG	06/15/22	840
USD	10,951	EUR	10,000	Morgan Stanley & Co. International PLC	06/15/22	209

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	11,036	EUR	10,000	Morgan Stanley & Co. International PLC	06/15/22	$294
USD	21,796	EUR	20,000	Morgan Stanley & Co. International PLC	06/15/22	312
USD	22,316	EUR	20,000	Morgan Stanley & Co. International PLC	06/15/22	832
USD	43,035	EUR	40,000	Morgan Stanley & Co. International PLC	06/15/22	67
USD	43,428	EUR	40,000	Morgan Stanley & Co. International PLC	06/15/22	460
USD	65,372	EUR	60,000	Morgan Stanley & Co. International PLC	06/15/22	920
USD	26,257	GBP	20,000	Morgan Stanley & Co. International PLC	06/15/22	1,055
USD	3,837	HKD	30,000	Citibank N.A.	06/15/22	12
USD	5,109	HKD	40,000	Morgan Stanley & Co. International PLC	06/15/22	10
USD	7,673	HKD	60,000	Morgan Stanley & Co. International PLC	06/15/22	25
USD	3,838	HKD	30,000	Societe Generale	06/15/22	14
USD	4,243	SEK	40,000	Bank of America N.A.	06/15/22	146
USD	4,301	SEK	40,000	Bank of America N.A.	06/15/22	204
USD	6,208	SEK	60,000	Bank of America N.A.	06/15/22	62
USD	7,180	SEK	70,000	Bank of America N.A.	06/15/22	10
USD	17,654	SEK	170,000	Bank of America N.A.	06/15/22	240
USD	4,317	SEK	40,000	Deutsche Bank AG	06/15/22	219
USD	6,357	SEK	60,000	Deutsche Bank AG	06/15/22	211
USD	6,407	SEK	60,000	Deutsche Bank AG	06/15/22	261
USD	4,277	SEK	40,000	JPMorgan Chase Bank N.A.	06/15/22	180
USD	5,283	SEK	50,000	JPMorgan Chase Bank N.A.	06/15/22	162
USD	5,275	SEK	50,000	Morgan Stanley & Co. International PLC	06/15/22	153
USD	6,284	SEK	60,000	Societe Generale	06/15/22	138
USD	58,637	SGD	80,000	Societe Generale	06/15/22	247

						16,987

AUD	232,505	USD	174,557	Deutsche Bank AG	06/15/22	(7,668)
EUR	135,619	USD	147,829	Deutsche Bank AG	06/15/22	(2,148)
USD	7,168	AUD	10,000	JPMorgan Chase Bank N.A.	06/15/22	(10)
USD	23,504	CAD	30,000	Morgan Stanley & Co. International PLC	06/15/22	(212)
USD	10,613	EUR	10,000	Bank of America N.A.	06/15/22	(129)
USD	10,549	EUR	10,000	HSBC Bank USA N.A.	06/15/22	(193)
USD	52,665	EUR	50,000	HSBC Bank USA N.A.	06/15/22	(1,045)
USD	21,184	EUR	20,000	Morgan Stanley & Co. International PLC	06/15/22	(300)
USD	12,288	GBP	10,000	HSBC Bank USA N.A.	06/15/22	(313)
USD	12,566	GBP	10,000	Morgan Stanley & Co. International PLC	06/15/22	(35)

						(12,053)

						$4,934

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.38.V1	5.00%	Quarterly	06/20/27	USD 2,200	$(57,534)	$11,833	$(69,367)
CDX.NA.IG.38.V1	1.00	Quarterly	06/20/27	USD 9,400	(107,851)	(40,742)	(67,109)

					$(165,385)	$(28,909)	$(136,476)

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Reference	Frequency	Rate	Frequency	Date	Amount (000)		Value	(Received)	(Depreciation)
2.07%	Monthly	Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	02/15/32	EUR	130	$12,177	$3	$12,174
4.49%	Monthly	UK Retail Price Index All Items	Monthly	02/15/32	GBP	150	3,650	4	3,646
2.68%	Monthly	US CPI Urban Consumers NAS	Monthly	02/24/32	USD	400	19,139	8	19,131

							$34,966	$15	$34,951

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
6-Month EURIBOR, (0.05%)	Semi-Annual	0.14%	Annual	06/08/22	(a)	06/10/24	EUR	8,430	$(170,740)	$1,672	$(172,412)
1-Day SONIA, 0.94%	Annual	1.78%	Annual	06/08/22	(a)	06/10/24	GBP	7,590	(107,861)	1,007	(108,868)
1-Day SONIA, 0.94%	Annual	2.21%	Annual	06/08/22	(a)	06/10/24	GBP	4,580	(16,770)	(11,759)	(5,011)
6-Month EURIBOR, (0.05%)	Semi-Annual	0.26%	Annual	06/15/22	(a)	06/16/25	EUR	1,070	(35,736)	(1,461)	(34,275)
6-Month EURIBOR, (0.05%)	Semi-Annual	0.61%	Annual	06/15/22	(a)	06/16/25	EUR	314	(6,959)	(1,425)	(5,534)
6-Month EURIBOR, (0.05%)	Semi-Annual	0.97%	Annual	06/15/22	(a)	06/16/25	EUR	510	(5,541)	(11)	(5,530)
1.69%	Annual	1-Day SONIA, 0.94%	Annual	06/15/22	(a)	06/16/25	GBP	190	4,690	994	3,696
3-Month BBSW, 1.18%	Quarterly	2.01%	Quarterly	06/15/22	(a)	06/16/25	AUD	350	(8,781)	3	(8,784)
2.10%	Semi-Annual	3-Month Canada Bank Acceptance, 2.15%	Semi-Annual	06/15/22	(a)	06/16/25	CAD	1,940	45,908	28	45,880
3.04%	Semi-Annual	3-Month Canada Bank Acceptance, 2.15%	Semi-Annual	06/15/22	(a)	06/16/25	CAD	860	1,938	88	1,850
0.47%	Annual	6-Month EURIBOR, (0.05%)	Semi-Annual	06/08/22	(a)	06/08/27	EUR	12,387	671,409	(6,794)	678,203
1.55%	Annual	1-Day SONIA, 0.94%	Annual	06/08/22	(a)	06/08/27	GBP	7,920	339,516	(5,110)	344,626
1.82%	Annual	1-Day SOFR, 0.82%	Annual	06/08/22	(a)	06/08/27	USD	370	13,182	7,702	5,480
2.01%	Annual	1-Day SONIA, 0.94%	Annual	06/08/22	(a)	06/08/27	GBP	3,565	56,848	27,542	29,306
2.84%	Annual	1-Day SOFR, 0.82%	Annual	06/08/22	(a)	06/08/27	USD	4,020	(48,594)	7,819	(56,413)
8.45%	Monthly	1-Month MXIBOR, 7.23%	Monthly	09/21/22	(a)	09/15/27	MXN	970	306	—	306
8.90%	Monthly	1-Month MXIBOR, 7.23%	Monthly	09/21/22	(a)	09/15/27	MXN	2,290	(1,332)	1	(1,333)
8.99%	Monthly	1-Month MXIBOR, 7.23%	Monthly	09/21/22	(a)	09/15/27	MXN	950	(740)	—	(740)
9.04%	Monthly	1-Month MXIBOR, 7.23%	Monthly	09/21/22	(a)	09/15/27	MXN	1,270	(1,110)	1	(1,111)
6-Month EURIBOR, (0.05%)	Semi-Annual	0.65%	Annual	09/21/22	(a)	09/21/27	EUR	250	(12,670)	116	(12,786)
6-Month EURIBOR, (0.05%)	Semi-Annual	0.88%	Annual	09/21/22	(a)	09/21/27	EUR	80	(3,113)	1	(3,114)
6-Month EURIBOR, (0.05%)	Semi-Annual	0.91%	Annual	09/21/22	(a)	09/21/27	EUR	50	(1,876)	1	(1,877)
6-Month EURIBOR, (0.05%)	Semi-Annual	0.98%	Annual	09/21/22	(a)	09/21/27	EUR	30	(1,011)	(94)	(917)
6-Month EURIBOR, (0.05%)	Semi-Annual	1.02%	Annual	09/21/22	(a)	09/21/27	EUR	70	(2,232)	120	(2,352)
6-Month EURIBOR, (0.05%)	Semi-Annual	1.05%	Annual	09/21/22	(a)	09/21/27	EUR	90	(2,722)	(217)	(2,505)
6-Month EURIBOR, (0.05%)	Semi-Annual	1.26%	Annual	09/21/22	(a)	09/21/27	EUR	50	(950)	(139)	(811)
6-Month EURIBOR, (0.05%)	Semi-Annual	1.30%	Annual	09/21/22	(a)	09/21/27	EUR	30	(509)	—	(509)
3-Month STIBOR, 0.48%	Quarterly	1.33%	Annual	09/21/22	(a)	09/21/27	SEK	3,220	(18,837)	(189)	(18,648)
6-Month EURIBOR, (0.05%)	Semi-Annual	1.51%	Annual	09/21/22	(a)	09/21/27	EUR	20	(130)	52	(182)
6-Month EURIBOR, (0.05%)	Semi-Annual	1.51%	Annual	09/21/22	(a)	09/21/27	EUR	50	(308)	1	(309)
6-Month EURIBOR, (0.05%)	Semi-Annual	1.52%	Annual	09/21/22	(a)	09/21/27	EUR	50	(298)	1	(299)
6-Month EURIBOR, (0.05%)	Semi-Annual	1.54%	Annual	09/21/22	(a)	09/21/27	EUR	70	(340)	1	(341)
6-Month EURIBOR, (0.05%)	Semi-Annual	1.61%	Annual	09/21/22	(a)	09/21/27	EUR	50	(58)	1	(59)
3-Month STIBOR, 0.48%	Quarterly	1.64%	Annual	09/21/22	(a)	09/21/27	SEK	360	(1,567)	—	(1,567)
6-Month EURIBOR, (0.05%)	Semi-Annual	1.76%	Annual	09/21/22	(a)	09/21/27	EUR	70	474	280	194
6-Month EURIBOR, (0.05%)	Semi-Annual	1.78%	Annual	09/21/22	(a)	09/21/27	EUR	20	151	—	151
3-Month STIBOR, 0.48%	Quarterly	1.80%	Annual	09/21/22	(a)	09/21/27	SEK	470	(1,692)	(19)	(1,673)
3-Month STIBOR, 0.48%	Quarterly	1.91%	Annual	09/21/22	(a)	09/21/27	SEK	360	(1,105)	—	(1,105)
3-Month HIBOR, 0.90%	Quarterly	2.07%	Quarterly	09/21/22	(a)	09/21/27	HKD	173	(881)	—	(881)
1-Day SONIA, 0.94%	Annual	2.14%	Annual	09/21/22	(a)	09/21/27	GBP	50	(522)	(16)	(506)
2.22%	Semi-Annual	3-Month Canada Bank Acceptance, 2.15%	Semi-Annual	09/21/22	(a)	09/21/27	CAD	210	7,530	283	7,247
3-Month HIBOR, 0.90%	Quarterly	2.30%	Quarterly	09/21/22	(a)	09/21/27	HKD	370	(1,371)	1	(1,372)
3-Month HIBOR, 0.90%	Quarterly	2.30%	Quarterly	09/21/22	(a)	09/21/27	HKD	204	(760)	—	(760)
3-Month HIBOR, 0.90%	Quarterly	2.31%	Quarterly	09/21/22	(a)	09/21/27	HKD	306	(1,121)	—	(1,121)
2.36%	Semi-Annual	1-Day SORA, 0.72%	Semi-Annual	09/21/22	(a)	09/21/27	SGD	38	181	—	181

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
2.37%	Semi-Annual	1-Day SORA, 0.72%	Semi-Annual	09/21/22	(a)	09/21/27	SGD	41	$176	$—	$176
2.38%	Semi-Annual	1-Day SORA, 0.72%	Semi-Annual	09/21/22	(a)	09/21/27	SGD	47	194	—	194
2.38%	Semi-Annual	1-Day SORA, 0.72%	Semi-Annual	09/21/22	(a)	09/21/27	SGD	25	106	—	106
2.40%	Semi-Annual	1-Day SORA, 0.72%	Semi-Annual	09/21/22	(a)	09/21/27	SGD	65	233	1	232
2.41%	Semi-Annual	1-Day SORA, 0.72%	Semi-Annual	09/21/22	(a)	09/21/27	SGD	55	168	—	168
2.44%	Semi-Annual	1-Day SORA, 0.72%	Semi-Annual	09/21/22	(a)	09/21/27	SGD	50	102	—	102
2.46%	Annual	1-Day SOFR, 0.82%	Annual	09/21/22	(a)	09/21/27	USD	60	538	1	537
2.46%	Semi-Annual	1-Day SORA, 0.72%	Semi-Annual	09/21/22	(a)	09/21/27	SGD	80	123	1	122
3-Month HIBOR, 0.90%	Quarterly	2.48%	Quarterly	09/21/22	(a)	09/21/27	HKD	560	(1,477)	1	(1,478)
2.49%	Semi-Annual	1-Day SORA, 0.72%	Semi-Annual	09/21/22	(a)	09/21/27	SGD	50	20	—	20
2.54%	Annual	1-Day SOFR, 0.82%	Annual	09/21/22	(a)	09/21/27	USD	40	206	—	206
3-Month HIBOR, 0.90%	Quarterly	2.54%	Quarterly	09/21/22	(a)	09/21/27	HKD	320	(724)	—	(724)
2.55%	Semi-Annual	1-Day SORA, 0.72%	Semi-Annual	09/21/22	(a)	09/21/27	SGD	40	(69)	—	(69)
2.58%	Semi-Annual	1-Day SORA, 0.72%	Semi-Annual	09/21/22	(a)	09/21/27	SGD	60	(155)	—	(155)
2.68%	Annual	1-Day SOFR, 0.82%	Annual	09/21/22	(a)	09/21/27	USD	40	(64)	—	(64)
2.80%	Annual	1-Day SOFR, 0.82%	Annual	09/21/22	(a)	09/21/27	USD	110	(780)	1	(781)
2.83%	Semi-Annual	3-Month Canada Bank Acceptance, 2.15%	Semi-Annual	09/21/22	(a)	09/21/27	CAD	60	822	1	821
2.85%	Semi-Annual	3-Month Canada Bank Acceptance, 2.15%	Semi-Annual	09/21/22	(a)	09/21/27	CAD	110	1,415	1	1,414
3-Month HIBOR, 0.90%	Quarterly	2.85%	Quarterly	09/21/22	(a)	09/21/27	HKD	215	(101)	—	(101)
3-Month HIBOR, 0.90%	Quarterly	2.86%	Quarterly	09/21/22	(a)	09/21/27	HKD	215	(89)	—	(89)
2.89%	Semi-Annual	3-Month Canada Bank Acceptance, 2.15%	Semi-Annual	09/21/22	(a)	09/21/27	CAD	50	576	—	576
3-Month HIBOR, 0.90%	Quarterly	2.89%	Quarterly	09/21/22	(a)	09/21/27	HKD	340	(65)	—	(65)
3-Month HIBOR, 0.90%	Quarterly	3.09%	Quarterly	09/21/22	(a)	09/21/27	HKD	255	257	—	257
3-Month HIBOR, 0.90%	Quarterly	3.10%	Quarterly	09/21/22	(a)	09/21/27	HKD	255	266	—	266
3.19%	Semi-Annual	3-Month Canada Bank Acceptance, 2.15%	Semi-Annual	09/21/22	(a)	09/21/27	CAD	40	26	—	26
3.27%	Semi-Annual	3-Month Canada Bank Acceptance, 2.15%	Semi-Annual	09/21/22	(a)	09/21/27	CAD	70	(172)	1	(173)
3.37%	Semi-Annual	3-Month Canada Bank Acceptance, 2.15%	Semi-Annual	09/21/22	(a)	09/21/27	CAD	90	(536)	1	(537)
3.54%	Semi-Annual	6-Month BBSW, 1.93%	Semi-Annual	09/21/22	(a)	09/21/27	AUD	70	237	1	236
3.61%	Semi-Annual	6-Month BBSW, 1.93%	Semi-Annual	09/21/22	(a)	09/21/27	AUD	50	44	—	44
3.65%	Semi-Annual	6-Month BBSW, 1.93%	Semi-Annual	09/21/22	(a)	09/21/27	AUD	50	(9)	—	(9)
4.85%	Annual	6-Month WIBOR, 6.69%	Semi-Annual	09/21/22	(a)	09/21/27	PLN	1,140	19,416	2	19,414
5.13%	Annual	6-Month WIBOR, 6.69%	Semi-Annual	09/21/22	(a)	09/21/27	PLN	180	2,593	—	2,593
5.21%	Annual	6-Month WIBOR, 6.69%	Semi-Annual	09/21/22	(a)	09/21/27	PLN	80	1,096	—	1,096
5.83%	Annual	6-Month WIBOR, 6.69%	Semi-Annual	09/21/22	(a)	09/21/27	PLN	130	1,012	—	1,012
6.00%	Annual	6-Month WIBOR, 6.69%	Semi-Annual	09/21/22	(a)	09/21/27	PLN	170	1,058	—	1,058
6.23%	Annual	6-Month WIBOR, 6.69%	Semi-Annual	09/21/22	(a)	09/21/27	PLN	170	680	—	680
6.30%	Annual	6-Month WIBOR, 6.69%	Semi-Annual	09/21/22	(a)	09/21/27	PLN	170	575	—	575
6.32%	Annual	6-Month WIBOR, 6.69%	Semi-Annual	09/21/22	(a)	09/21/27	PLN	160	504	—	504
3-Month JIBAR, 4.89%	Quarterly	7.54%	Quarterly	09/21/22	(a)	09/21/27	ZAR	310	(119)	—	(119)
3-Month JIBAR, 4.89%	Quarterly	7.66%	Quarterly	09/21/22	(a)	09/21/27	ZAR	740	(45)	—	(45)
3-Month JIBAR, 4.89%	Quarterly	7.81%	Quarterly	09/21/22	(a)	09/21/27	ZAR	990	329	1	328
3-Month JIBAR, 4.89%	Quarterly	7.84%	Quarterly	09/21/22	(a)	09/21/27	ZAR	630	258	—	258
3-Month JIBAR, 4.89%	Quarterly	8.00%	Quarterly	09/21/22	(a)	09/21/27	ZAR	970	806	1	805
3-Month JIBAR, 4.89%	Quarterly	8.08%	Quarterly	09/21/22	(a)	09/21/27	ZAR	760	791	1	790
6-Month EURIBOR, (0.05%)	Semi-Annual	0.76%	Annual	06/08/22	(a)	06/08/32	EUR	8,780	(953,063)	6,447	(959,510)
1-Day SONIA, 0.94%	Annual	1.35%	Annual	06/08/22	(a)	06/08/32	GBP	2,420	(216,442)	(99,226)	(117,216)
1-Day SONIA, 0.94%	Annual	1.79%	Annual	06/08/22	(a)	06/08/32	GBP	935	(38,001)	(11,676)	(26,325)
1-Day SOFR, 0.82%	Annual	1.85%	Annual	06/08/22	(a)	06/08/32	USD	290	(20,813)	(10,199)	(10,614)
1-Day SOFR, 0.82%	Annual	2.77%	Annual	06/08/22	(a)	06/08/32	USD	2,060	18,647	(5,624)	24,271
0.67%	Annual	6-Month EURIBOR, (0.05%)	Semi-Annual	06/08/22	(a)	06/10/52	EUR	1,460	386,227	(3,738)	389,965

									$(109,327)	$(103,520)	$(5,807)

(a)	Forward Swap.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund			Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty
3-Month KRW CDC, 1.96%	Quarterly	2.97%	Quarterly	Citibank N.A.	09/21/22	(a)	09/21/27	KRW	49,700	$(467)	$—	$(467)
3-Month KRW CDC, 1.96%	Quarterly	2.99%	Quarterly	JPMorgan Chase Bank N.A.	09/21/22	(a)	09/21/27	KRW	49,700	(429)	—	(429)
3-Month KRW CDC, 1.96%	Quarterly	3.02%	Quarterly	Bank of America N.A.	09/21/22	(a)	09/21/27	KRW	59,305	(434)	—	(434)
3-Month KRW CDC, 1.96%	Quarterly	3.06%	Quarterly	JPMorgan Chase Bank N.A.	09/21/22	(a)	09/21/27	KRW	26,686	(155)	—	(155)
3-Month KRW CDC, 1.96%	Quarterly	3.06%	Quarterly	JPMorgan Chase Bank N.A.	09/21/22	(a)	09/21/27	KRW	109,540	(624)	—	(624)
3-Month KRW CDC, 1.96%	Quarterly	3.07%	Quarterly	JPMorgan Chase Bank N.A.	09/21/22	(a)	09/21/27	KRW	26,686	(144)	—	(144)
3-Month KRW CDC, 1.96%	Quarterly	3.10%	Quarterly	JPMorgan Chase Bank N.A.	09/21/22	(a)	09/21/27	KRW	28,738	(126)	—	(126)
3-Month KRW CDC, 1.96%	Quarterly	3.10%	Quarterly	Bank of America N.A.	09/21/22	(a)	09/21/27	KRW	89,250	(375)	—	(375)
3-Month KRW CDC, 1.96%	Quarterly	3.15%	Quarterly	Bank of America N.A.	09/21/22	(a)	09/21/27	KRW	61,220	(152)	—	(152)
3-Month KRW CDC, 1.96%	Quarterly	3.18%	Quarterly	Bank of America N.A.	09/21/22	(a)	09/21/27	KRW	50,920	(69)	—	(69)
3-Month KRW CDC, 1.96%	Quarterly	3.21%	Quarterly	JPMorgan Chase Bank N.A.	09/21/22	(a)	09/21/27	KRW	51,260	(13)	—	(13)
3-Month KRW CDC, 1.96%	Quarterly	3.24%	Quarterly	Bank of America N.A.	09/21/22	(a)	09/21/27	KRW	38,990	40	—	40

										$(2,948)	$—	$(2,948)

(a)	Forward Swap.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$66,025	$(198,439)	$1,600,923	$ (1,708,255)
OTC Swaps	—	—	40	(2,988)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$111,138	$—	$111,138
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	16,987	—	—	16,987
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	1,565,972	34,951	1,600,923
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	40	—	40

	$—	$—	$—	$16,987	$1,677,150	$34,951	$1,729,088

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$132,492	$—	$132,492
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts.	—	—	—	12,053	—	—	12,053
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	136,476	—	—	1,571,779	—	1,708,255
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	2,988	—	2,988

	$—	$136,476	$—	$12,053	$1,707,259	$—	$1,855,788

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,689,680)	$—	$(1,689,680)
Forward foreign currency exchange contracts	—	—	—	987	—	—	987
Swaps	—	10,162	—	—	(195,503)	25,554	(159,787)

	$—	$10,162	$—	$987	$(1,885,183)	$25,554	$(1,848,480)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(54,421)	$—	$(54,421)
Forward foreign currency exchange contracts	—	—	—	11,615	—	—	11,615
Swaps	—	(136,476)	—	—	38,235	34,951	(63,290)

	$—	$(136,476)	$—	$11,615	$(16,186)	$34,951	$(106,096)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$24,604,637
Average notional value of contracts — short	$13,719,292
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$765,320
Average amounts sold — in USD	$465,048
Credit default swaps:
Average notional value — buy protection	$2,900,000
Average notional value — sell protection	$375,000
Interest rate swaps:
Average notional value — pays fixed rate	$44,885,448
Average notional value — receives fixed rate	$55,813,353
Inflation swaps:
Average notional value — pays fixed rate	$368,891

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$43,694	$124,820
Forward foreign currency exchange contracts	16,987	12,053
Swaps — centrally cleared	—	6,764
Swaps — OTC(a)	40	2,988

Total derivative assets and liabilities in the Statement of Assets and Liabilities	60,721	146,625

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(43,694)	(131,584)

Total derivative assets and liabilities subject to an MNA	$17,027	$15,041

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$1,345	$(1,159)	$—	$—	$186
Citibank N.A.	207	(207)	—	—	—
Deutsche Bank AG	6,282	(6,282)	—	—	—
JPMorgan Chase Bank N.A.	2,320	(1,501)	—	—	819
Morgan Stanley & Co. International PLC	6,474	(547)	—	—	5,927
Societe Generale	399	—	—	—	399

	$17,027	$(9,696)	$—	$—	$7,331

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Bank of America N.A.	$1,159	$(1,159)	$—	$—	$—
Citibank N.A.	467	(207)	—	—	260
Deutsche Bank AG	9,816	(6,282)	—	—	3,534
HSBC Bank USA N.A.	1,551	—	—	—	1,551
JPMorgan Chase Bank N.A.	1,501	(1,501)	—	—	—
Morgan Stanley & Co. International PLC	547	(547)	—	—	—

	$15,041	$(9,696)	$—	$—	$5,345

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) May 31, 2022	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$1,968,811	$—	$1,968,811
Corporate Bonds	—	25,064,060	—	25,064,060
Foreign Agency Obligations	—	271,640	—	271,640
Municipal Bonds	—	324,546	—	324,546
Non-Agency Mortgage-Backed Securities	—	3,969,120	—	3,969,120
U.S. Government Sponsored Agency Securities	—	22,143,841	—	22,143,841
U.S. Treasury Obligations	—	16,299,341	—	16,299,341
Short-Term Securities
Money Market Funds	3,186,359	—	—	3,186,359
Liabilities
Investments
TBA Sale Commitments	—	(2,941,094)	—	(2,941,094)

	$3,186,359	$67,100,265	$—	$70,286,624

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$16,987	$—	$16,987
Interest Rate Contracts	111,138	1,566,012	—	1,677,150
Other Contracts	—	34,951	—	34,951
Liabilities
Credit Contracts	—	(136,476)	—	(136,476)
Foreign Currency Exchange Contracts	—	(12,053)	—	(12,053)
Interest Rate Contracts	(132,492)	(1,574,767)	—	(1,707,259)

	$(21,354)	$(105,346)	$—	$(126,700)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

May 31, 2022

BlackRock Sustainable Advantage CoreAlpha Bond Fund

ASSETS
Investments, at value — unaffiliated(a)	$70,041,359
Investments, at value — affiliated(b)	3,186,359
Cash pledged:
Futures contracts	408,000
Centrally cleared swaps	471,000
Foreign currency, at value(c)	442,598
Receivables:
Investments sold	199,984
TBA sale commitments	2,899,674
Capital shares sold	181,633
Dividends — affiliated	4,879
Interest — unaffiliated	375,522
From the Manager	64,746
Variation margin on futures contracts	43,694
Unrealized appreciation on:
Forward foreign currency exchange contracts	16,987
OTC swaps	40
Prepaid expenses	27,206

Total assets	78,363,681

LIABILITIES
TBA sale commitments, at value(d)	2,941,094
Payables:
Investments purchased	8,331,581
Accounting services fees	14,587
Capital shares redeemed	210,826
Custodian fees	40,278
Income dividend distributions	28,992
Trustees’ and Officer’s fees	398
Other accrued expenses	64,989
Professional fees	62,051
Service and distribution fees	1,214
Variation margin on futures contracts	124,820
Variation margin on centrally cleared swaps	6,764
Unrealized depreciation on:
Forward foreign currency exchange contracts	12,053
OTC swaps	2,988

Total liabilities	11,842,635

NET ASSETS	$66,521,046

NET ASSETS CONSIST OF
Paid-in capital	$74,454,189
Accumulated loss	(7,933,143)

NET ASSETS	$66,521,046

(a) Investments, at cost — unaffiliated	$74,516,503
(b) Investments, at cost — affiliated	$3,186,359
(c) Foreign currency, at cost	$443,331
(d) Proceeds from TBA sale commitments	$2,899,674

F I N A N C I A L S T A T E M E N T S	23

Statement of Assets and Liabilities (continued)

May 31, 2022

BlackRock Sustainable Advantage CoreAlpha Bond Fund

NET ASSET VALUE

Institutional
Net assets	$58,835,309

Shares outstanding	6,473,804

Net asset value	$9.09

Shares authorized	Unlimited

Par value	$0.001

Investor A

Net assets	$5,156,022

Shares outstanding	567,246

Net asset value	$9.09

Shares authorized	Unlimited

Par value	$0.001

Investor C

Net assets	$135,972

Shares outstanding	14,959

Net asset value	$9.09

Shares authorized	Unlimited

Par value	$0.001

Class K

Net assets	$2,393,743

Shares outstanding	263,331

Net asset value	$9.09

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended May 31, 2022

BlackRock Sustainable Advantage CoreAlpha Bond Fund

INVESTMENT INCOME
Dividends — affiliated	$9,107
Interest — unaffiliated	1,371,886

Total investment income	1,380,993

EXPENSES

Investment advisory	164,134
Registration	90,657
Custodian	86,813
Professional	83,622
Pricing	58,759
Printing and postage	54,564
Transfer agent — class specific	51,383
Administration	29,646
Accounting services	25,018
Service and distribution — class specific	17,572
Administration — class specific	13,950
Trustees and Officer	2,404
Miscellaneous	8,484

Total expenses	687,006
Less:
Administration fees waived	(29,646)
Administration fees waived — class specific	(13,947)
Fees waived and/or reimbursed by the Manager	(406,935)
Transfer agent fees waived and/or reimbursed — class specific	(17,533)

Total expenses after fees waived and/or reimbursed	218,945

Net investment income	1,162,048

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,320,365)
Forward foreign currency exchange contracts	987
Foreign currency transactions	(31,712)
Futures contracts	(1,689,680)
Swaps	(159,787)

(3,200,557)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(5,181,348)
Forward foreign currency exchange contracts	11,615
Foreign currency translations	(3,523)
Futures contracts	(54,421)
Swaps	(63,290)

(5,290,967)

Net realized and unrealized loss	(8,491,524)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,329,476)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Changes in Net Assets

	BlackRock Sustainable Advantage CoreAlpha Bond Fund

	Year Ended May 31,

	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,162,048	$884,881
Net realized loss	(3,200,557)	(46,263)
Net change in unrealized appreciation (depreciation)	(5,290,967)	(999,355)

Net decrease in net assets resulting from operations	(7,329,476)	(160,737)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(1,100,157)	(1,393,094)
Investor A	(101,830)	(113,468)
Investor C	(1,063)	(2,953)
Class K	(38,254)	(25,756)
Return of capital
Institutional	(244,378)	—
Investor A	(25,881)	—
Investor C	(558)	—
Class K	(8,192)	—

Decrease in net assets resulting from distributions to shareholders	(1,520,313)	(1,535,271)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	13,520,611	13,624,848

NET ASSETS
Total increase in net assets	4,670,822	11,928,840
Beginning of year	61,850,224	49,921,384

End of year	$66,521,046	$61,850,224

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Sustainable Advantage CoreAlpha Bond Fund

	Institutional

	Year Ended May 31,

	2022	2021	2020	2019		2018

Net asset value, beginning of year	$10.28	$10.58	$9.85	$9.51		$9.81

Net investment income(a)	0.17	0.17	0.22	0.25		0.22
Net realized and unrealized gain (loss)	(1.14)	(0.17)	0.76	0.36		(0.29)

Net increase (decrease) from investment operations	(0.97)	—	0.98	0.61		(0.07)

Distributions(b)
From net investment income	(0.12)	(0.23)	(0.25)	(0.27)		(0.23)
From net realized gain	(0.06)	(0.07)	—	—		—
Return of capital	(0.04)	—	—	—		—

Total distributions	(0.22)	(0.30)	(0.25)	(0.27)		(0.23)

Net asset value, end of year	$9.09	$10.28	$10.58	$9.85		$9.51

Total Return(c)
Based on net asset value	(9.62)%	(0.08)%	10.06%	6.55%		(0.67)%

Ratios to Average Net Assets(d)
Total expenses	0.95%	1.20%	1.54%	2.02	%(e)	1.70%

Total expenses after fees waived and/or reimbursed	0.29%	0.41%	0.40%	0.41%		0.40%

Net investment income	1.69%	1.62%	2.15%	2.64%		2.30%

Supplemental Data
Net assets, end of year (000)	$58,835	$54,288	$47,860	$24,031		$23,816

Portfolio turnover rate(f)	304%	503%	287%	202%		530%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, assumes the reinvestment of distributions.
(d) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e) Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 1.79%.
(f) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended May 31,

	2022	2021	2020	2019		2018

Portfolio turnover rate (excluding MDRs)	173%	302%	177%	117%		243%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Advantage CoreAlpha Bond Fund (continued)

	Investor A

	Year Ended May 31,

	2022	2021	2020	2019		2018

Net asset value, beginning of year	$10.28	$10.58	$9.86	$9.51		$9.81

Net investment income(a)	0.14	0.15	0.19	0.23		0.20
Net realized and unrealized gain (loss)	(1.14)	(0.18)	0.75	0.37		(0.29)

Net increase (decrease) from investment operations	(1.00)	(0.03)	0.94	0.60		(0.09)

Distributions(b)
From net investment income	(0.09)	(0.20)	(0.22)	(0.25)		(0.21)
From net realized gain	(0.06)	(0.07)	—	—		—
Return of capital	(0.04)	—	—	—		—

Total distributions	(0.19)	(0.27)	(0.22)	(0.25)		(0.21)

Net asset value, end of year	$9.09	$10.28	$10.58	$9.86		$9.51

Total Return(c)
Based on net asset value	(9.85)%	(0.32)%	9.66%	6.39%		(0.95)%

Ratios to Average Net Assets(d)
Total expenses	1.28%	1.54%	1.97%	2.44	%(e)	2.17%

Total expenses after fees waived and/or reimbursed	0.54%	0.66%	0.66%	0.66%		0.67%

Net investment income	1.43%	1.40%	1.89%	2.39%		2.09%

Supplemental Data
Net assets, end of year (000)	$5,156	$6,049	$1,807	$550		$402

Portfolio turnover rate(f)	304%	503%	287%	202%		530%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e) Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.21%.
(f) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended May 31,

	2022	2021	2020	2019		2018

Portfolio turnover rate (excluding MDRs)	173%	302%	177%	117%		243%

See notes to financial statements.

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Advantage CoreAlpha Bond Fund (continued)

	Investor C

	Year Ended May 31,

	2022	2021	2020	2019		2018

Net asset value, beginning of year	$10.28	$10.58	$9.85	$9.51		$9.81

Net investment income(a)	0.07	0.07	0.12	0.16		0.12
Net realized and unrealized gain (loss)	(1.14)	(0.18)	0.75	0.35		(0.28)

Net increase (decrease) from investment operations	(1.07)	(0.11)	0.87	0.51		(0.16)

Distributions(b)
From net investment income	(0.02)	(0.12)	(0.14)	(0.17)		(0.14)
From net realized gain	(0.06)	(0.07)	—	—		—
Return of capital	(0.04)	—	—	—		—

Total distributions	(0.12)	(0.19)	(0.14)	(0.17)		(0.14)

Net asset value, end of year	$9.09	$10.28	$10.58	$9.85		$9.51

Total Return(c)
Based on net asset value	(10.53)%	(1.07)%	8.96%	5.49%		(1.69)%

Ratios to Average Net Assets(d)
Total expenses	2.29%	2.40%	2.66%	3.20	%(e)	2.86%

Total expenses after fees waived and/or reimbursed	1.29%	1.41%	1.41%	1.41%		1.43%

Net investment income	0.69%	0.62%	1.15%	1.64%		1.26%

Supplemental Data
Net assets, end of year (000)	$136	$134	$124	$69		$66

Portfolio turnover rate(f)	304%	503%	287%	202%		530%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e) Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.97%.
(f) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended May 31,

	2022	2021	2020	2019		2018

Portfolio turnover rate (excluding MDRs)	173%	302%	177%	117%		243%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Advantage CoreAlpha Bond Fund (continued)

	Class K

	Year Ended May 31,

	2022	2021	2020	2019		2018

Net asset value, beginning of year	$10.28	$10.58	$9.85	$9.51		$9.81

Net investment income(a)	0.17	0.18	0.24	0.26		0.22
Net realized and unrealized gain (loss)	(1.14)	(0.18)	0.74	0.35		(0.28)

Net increase (decrease) from investment operations	(0.97)	—	0.98	0.61		(0.06)

Distributions(b)
From net investment income	(0.12)	(0.23)	(0.25)	(0.27)		(0.24)
From net realized gain	(0.06)	(0.07)	—	—		—
Return of capital	(0.04)	—	—	—		—

Total distributions	(0.22)	(0.30)	(0.25)	(0.27)		(0.24)

Net asset value, end of year	$9.09	$10.28	$10.58	$9.85		$9.51

Total Return(c)
Based on net asset value	(9.58)%	(0.02)%	10.10%	6.60%		(0.66)%

Ratios to Average Net Assets(d)
Total expenses	0.93%	1.17%	1.67%	2.70	%(e)	1.80%

Total expenses after fees waived and/or reimbursed	0.24%	0.36%	0.36%	0.36%		0.38%

Net investment income	1.75%	1.72%	2.38%	2.66%		2.30%

Supplemental Data
Net assets, end of year (000)	$2,394	$1,380	$130	$449		$48

Portfolio turnover rate(f)	304%	503%	287%	202%		530%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, assumes the reinvestment of distributions.
(d) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e) Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.48%.
(f) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended May 31,

	2022	2021	2020	2019		2018

Portfolio turnover rate (excluding MDRs)	173%	302%	177%	117%		243%

See notes to financial statements.

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds IV (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Sustainable Advantage CoreAlpha Bond Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional and Class K Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On June 9, 2021, the Board of Trustees of the Trust (the “Board”), approved a proposal to change the name of the Fund from BlackRock Systematic ESG Bond Fund to BlackRock Sustainable Advantage CoreAlpha Bond Fund and certain changes to the Fund’s investment objective, investment strategies and investment process. These changes were effective on October 1, 2021.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements   (continued)

equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements   (continued)

securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

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Notes to Financial Statements   (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

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Notes to Financial Statements   (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.23%
$1 billion — $3 billion	0.22
$3 billion — $5 billion	0.21
$5 billion — $10 billion	0.20
Greater than $10 billion	0.20

Prior to July 1, 2021, the annual rates as a percentage of average daily net assets for the Fund were as follows:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.30%
$1 billion — $3 billion	0.28
$3 billion — $5 billion	0.27
$5 billion — $10 billion	0.26
Greater than $10 billion	0.26

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total

Service and distribution fees — class specific	$16,176	$1,396	$17,572

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million — $1 billion	0.0400
$1 billion — $2 billion	0.0375
$2 billion — $4 billion	0.0350
$4 billion — $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2022, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees — class specific	$12,219	$1,294	$27	$410	$13,950

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Notes to Financial Statements   (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2022, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2022, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total

Reimbursed amounts	$93	$93	$53	$52	$291

For the year ended May 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total

Transfer agent fees — class specific	$40,236	$9,957	$561	$629	$51,383

Other Fees: For the year ended May 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $304.

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2022, the amount waived was $3,136.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2022, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation

Institutional	0.28%
Investor A	0.53
Investor C	1.28
Class K	0.23

Prior to July 1, 2021, the expense limitations as a percentage of average daily net assets for classes were as follows:

Share Class	Expense Limitation

Institutional	0.41%
Investor A	0.66
Investor C	1.41
Class K	0.36

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2022, amounts included in the Statement of Operations were as follows:

Fees waived and/or reimbursed by the Manager	$403,799

Administration fees waived	$29,646

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived - class specific and transfer agent fees waived and/or reimbursed - class specific, respectively, in the Statement of Operations. For the year ended May 31, 2022, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees waived — class specific	$12,216	$1,294	$27	$410	$13,947

	Institutional	Investor A	Investor C	Class K	Total

Transfer agent fees waived and/or reimbursed — class specific	$9,692	$6,721	$492	$628	$17,533

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements   (continued)

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective August 23, 2023, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of May 31, 2022, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring

Fund Name/Fund Level/Share Class	May 31, 2023	August 23, 2023

BlackRock Sustainable Advantage CoreAlpha Bond Fund
Fund Level	$416,368	$433,445
Institutional	13,574	21,908
Investor A	4,815	8,015
Investor C	310	519
Class K	372	1,038

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on May 31, 2022:

Fund Name/Fund Level/Share Class	Expired May 31, 2022

BlackRock Sustainable Advantage CoreAlpha Bond Fund
Fund Level	$365,527
Institutional	137
Investor A	1,469
Investor C	89
Class K	118

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2022, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended May 31, 2022, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term investments, were as follows:

	U.S. Government Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

BlackRock Sustainable Advantage CoreAlpha Bond Fund	$9,358,914	$—	$200,352,081	$195,598,047

For the year ended May 31, 2022, purchases and sales related to mortgage dollar rolls were $84,631,688 and $84,733,094, respectively.

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Notes to Financial Statements   (continued)

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 05/31/22	Year Ended 05/31/21

BlackRock Sustainable Advantage CoreAlpha Bond Fund
Ordinary income	$880,365	$1,386,877
Long-term capital gains	360,939	148,394
Return of capital	279,009	—

	$1,520,313	$1,535,271

As of May 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Net Unrealized Gains (Losses)(a)	Qualified Late-Year Loss(b)	Total

BlackRock Sustainable Advantage CoreAlpha Bond Fund	$(4,630,957)	$(3,302,186)	$(7,933,143)

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums on fixed income securities,the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the accounting for swap agreements.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of May 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Sustainable Advantage CoreAlpha Bond Fund	$77,718,670	$1,854,888	$(6,456,120)	$(4,601,232)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2022, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements   (continued)

from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/22		Year Ended 05/31/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock Sustainable Advantage CoreAlpha Bond Fund
Institutional
Shares sold	2,956,406	$29,643,929	3,340,126	$35,176,833
Shares issued in reinvestment of distributions	91,424	910,884	76,028	802,357
Shares redeemed	(1,854,682)	(18,247,226)	(2,660,247)	(28,075,706)

	1,193,148	$12,307,587	755,907	$7,903,484

Investor A
Shares sold and automatic conversion of shares	294,488	$2,962,320	533,479	$5,636,555
Shares issued in reinvestment of distributions	12,650	126,668	10,635	112,068
Shares redeemed	(328,192)	(3,192,705)	(126,656)	(1,334,561)

	(21,054)	$(103,717)	417,458	$4,414,062

Investor C
Shares sold	3,215	$32,121	5,354	$57,099
Shares issued in reinvestment of distributions	102	1,022	189	1,995
Shares redeemed and automatic conversion of shares.	(1,361)	(12,883)	(4,237)	(44,530)

	1,956	$20,260	1,306	$14,564

Class K
Shares sold	184,976	$1,833,326	133,857	$1,420,126
Shares issued in reinvestment of distributions	4,566	45,324	2,298	24,146
Shares redeemed	(60,387)	(582,169)	(14,270)	(151,534)

	129,155	$1,296,481	121,885	$1,292,738

	1,303,205	$13,520,611	1,296,556	$13,624,848

As of May 31, 2022, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, were as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Total

BlackRock Sustainable Advantage CoreAlpha Bond Fund	1,985,000	5,000	5,000	5,000	2,000,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Sustainable Advantage CoreAlpha Bond Fund and the Board of Trustees of BlackRock Funds IV:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Sustainable Advantage CoreAlpha Bond Fund (formerly, BlackRock Systematic ESG Bond Fund) of BlackRock Funds IV (the “Fund”), including the schedule of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended May 31, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends

BlackRock Sustainable Advantage CoreAlpha Bond Fund	$360,939

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended May 31, 2022:

Fund Name	Federal Obligation Interest

BlackRock Sustainable Advantage CoreAlpha Bond Fund	$97,773

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended May 31, 2022:

Fund Name	Interest Dividend

BlackRock Sustainable Advantage CoreAlpha Bond Fund	$834,102

The Fund hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended May 31, 2022:

Fund Name	Interest Related Dividends	Qualified Short-Term Capital Gains

BlackRock Sustainable Advantage CoreAlpha Bond Fund	$834,102	$46,758

I M P O R T A N T T A X I N F O R M A T I O N	43

Disclosure of Investment Advisory Agreement and Sub-Advisory  Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds IV (the “Trust”) met on April 14, 2022 (the “April Meeting”) and May 19-20, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Sustainable Advantage CoreAlpha Bond Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for the Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and, in light of the Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered the Fund’s performance relative to the Fund’s Outcome-Oriented Performance Metrics including a total return benchmark. The Board noted that for the one-, three-, and five-year periods reported, the Fund underperformed, outperformed and outperformed, respectively, its benchmark total return. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its benchmark total return target during the applicable period. The Board noted that effective October 1, 2021, the Fund had undergone a change in its investment strategy and, in connection therewith, had changed its name from BlackRock Systematic ESG Bond Fund to BlackRock Sustainable Advantage CoreAlpha Bond Fund.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	45

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board also noted that BlackRock proposed, and the Board agreed to, a lower advisory fee rate and to lower the cap on the Fund’s total expenses. These reductions were implemented on July 1, 2021.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, approved, by unanimous vote of those present, the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2023, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	69 RICs consisting of 99 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	71 RICs consisting of 101 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	69 RICs consisting of 99 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Professor of Practice, Johns Hopkins University since 2021; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity- Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	71 RICs consisting of 101 Portfolios	None

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	69 RICs consisting of 99 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	69 RICs consisting of 99 Portfolios	The Boeing Company.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	47

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	69 RICs consisting of 99 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).

Catherine A. Lynch(d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 101 Portfolios	PennyMac Mortgage Investment Trust.

Karen P. Robards 1950	Trustee (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not- for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	69 RICs consisting of 99 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017.

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Trustee and Officer Information  (continued)

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 262 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 264 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	49

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective July 30, 2021, Lorenzo A. Flores was appointed to serve as a Trustee of the Fund.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Trustees of the Fund.

Effective May 31, 2022, Karen P. Robards retired as a Trustee of the Fund.

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	51

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock International Limited	Deloitte & Touche LLP
Edinburgh, EH3 8BL	Boston, MA 02116
United Kingdom
Legal Counsel
Accounting Agent and Custodian	Willkie Farr & Gallagher LLP
State Street Bank and Trust Company	New York, NY 10019
Boston, MA 02111
Address of the Fund
Transfer Agent	100 Bellevue Parkway
BNY Mellon Investment Servicing (US) Inc.	Wilmington, DE 19809
Wilmington, DE 19809

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

KRW	South Korean Won

MXN	Mexican Peso

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

BAB	Build America Bond

BBSW	Bank Bill Swap Rate

CME	Chicago Mercantile Exchange

CMT	Constant Maturity Treasury

CPI	Consumer Price Index

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

HIBOR	Hong Kong Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

MXIBOR	Mexico Interbank Offered Rate

RB	Revenue Bond

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SAN	State Aid Notes

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SORA	Singapore Overnight Rate Average

STACR	Structured Agency Credit Risk

STIBOR	Stockholm Interbank Offered Rate

TBA	To-Be-Announced

WIBOR	Warsaw Interbank Offered Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	53

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IMPBOND-05/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Karen P. Robards

The registrant’s board of trustees has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR. Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Sustainable Advantage CoreAlpha Bond (Formerly BlackRock Systematic ESG Bond Fund)	$39,984	$39,592	$420	$4,000	$17,500	$16,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

        The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

        Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Sustainable Advantage CoreAlpha Bond (Formerly BlackRock Systematic ESG Bond Fund)	$17,920	$20,100

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds IV

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: July 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: July 21, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds IV

Date: July 21, 2022